MORGAN STANLEY
                                   109 records
                              Balance: 208,589,310
                                  PNCMA 2000-C2
                    BALCURR less than or equal to $3,000,000

-----------------------------------------------------------------------------------------------------------------------------------
1. Seller


        ---------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                  Percent by     Weighted         Average                     Weighted     Weighted
                    Number of     Aggregate       Aggregate      Average         Remaining        Weighted     Average      Average
                    Mortgage       Current         Current       Mortgage         Term to         Average      Current      Balloon
        Seller       Loans        Balance         Balance (%)     Rate(%)        Maturity (mos)     DSCR       LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        CIBC          19           41,609,495          19.95        8.741                117         1.42         68.9         59.6
        ---------------------------------------------------------------------------------------------------------------------------
        MSDWMC        11           24,269,954          11.64        8.488                110         1.31         67.3         59.5
        ---------------------------------------------------------------------------------------------------------------------------
        MIDLAND       79          142,709,862          68.42        7.344                106         1.45         68.7         56.4
        ---------------------------------------------------------------------------------------------------------------------------
        Total:       109          208,589,310            100        7.756                108         1.43         68.6         57.4
        ---------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
2. Current Balances ($)


        ---------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                        Percent by  Weighted   Average                 Weighted     Weighted
                                  Number of  Aggregate  Aggregate   Average   Remaining     Weighted   Average      Average
                                  Mortgage    Current    Current    Mortgage  Term to       Average    Current      Balloon
        Current Balances ($)       Loans      Balance   Balance (%)  Rate(%)  Maturity (mos)  DSCR       LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------

        600,001 - 800,000            2      1,470,558       0.71     7.259      105          1.4         71.4         58.9
        ---------------------------------------------------------------------------------------------------------------------------
        800,001 - 1,000,000          3      2,737,243       1.31     7.457      142         1.27         68.2         41.4
        ---------------------------------------------------------------------------------------------------------------------------
        1,000,001 - 1,200,000       12     13,365,906       6.41     7.376      103         1.48         65.9         55.4
        ---------------------------------------------------------------------------------------------------------------------------
        1,200,001 - 1,400,000        7      9,045,810       4.34     6.903      102         1.47         70.1           59
        ---------------------------------------------------------------------------------------------------------------------------
        1,400,001 - 1,600,000       12     18,529,650       8.88     7.994      110         1.48         67.4         58.2
        ---------------------------------------------------------------------------------------------------------------------------
        1,600,001 - 1,800,000        9     15,019,988        7.2     7.356      111         1.47         68.6         54.1
        ---------------------------------------------------------------------------------------------------------------------------
        1,800,001 - 2,000,000       15     28,706,623      13.76     7.764      107         1.53           68         56.9
        ---------------------------------------------------------------------------------------------------------------------------
        2,000,001 - 2,200,000       14     29,733,287      14.25      8.15      109         1.37         70.2         62.2
        ---------------------------------------------------------------------------------------------------------------------------
        2,200,001 - 2,400,000       11     25,530,600      12.24     8.256      108         1.45         67.7         57.4
        ---------------------------------------------------------------------------------------------------------------------------
        2,400,001 - 2,600,000        7     17,424,481       8.35     7.478      105         1.41         66.1         56.9
        ---------------------------------------------------------------------------------------------------------------------------
        2,600,001 - 2,800,000       11     29,713,215      14.24     7.435      100          1.4         70.8         59.7
        ---------------------------------------------------------------------------------------------------------------------------
        2,800,001 - 3,000,000        6     17,311,947        8.3     8.076      125         1.27         69.2         51.6
        ---------------------------------------------------------------------------------------------------------------------------
        Total:                     109    208,589,310        100     7.756      108         1.43         68.6         57.4
        ---------------------------------------------------------------------------------------------------------------------------


Min: 696,932
Max: 2,948,107
Average: 1,913,663


-----------------------------------------------------------------------------------------------------------------------------------

3. States

        ---------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                      Percent by     Weighted  Average                   Weighted     Weighted
                                Number of  Aggregate  Aggregate      Average   Remaining     Weighted    Average      Average
                                Mortgage    Current    Current       Mortgage  Term to       Average     Current      Balloon
        States                    Loans     Balance   Balance (%)     Rate(%)  Maturity (mos) DSCR       LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        California                15      28,334,543    3.58          8.043       115         1.41         64.2         53.4
        ---------------------------------------------------------------------------------------------------------------------------
        Texas                     10      19,323,447    9.26          8.181       114         1.44         64.6           52
        ---------------------------------------------------------------------------------------------------------------------------
        Washington                 7      14,564,376    6.98          7.247       111         1.34         70.2         49.1
        ---------------------------------------------------------------------------------------------------------------------------
        Virginia                   7      13,383,204    6.42          7.767       108         1.49         67.3           58
        ---------------------------------------------------------------------------------------------------------------------------
        Arizona                    6      12,083,061    5.79          7.995       103         1.34         73.2         65.8
        ---------------------------------------------------------------------------------------------------------------------------
        Ohio                       5      11,457,467    5.49          7.982       101         1.34         67.1         58.3
        ---------------------------------------------------------------------------------------------------------------------------
        Florida                    6      11,450,483    5.49          8.187       108         1.57         69.1         60.1
        ---------------------------------------------------------------------------------------------------------------------------
        Pennsylvania               5       9,633,471    4.62          7.932       109         1.42         69.6         60.9
        ---------------------------------------------------------------------------------------------------------------------------
        New York                   4       8,936,774    4.28           6.61       100         1.45         68.8         57.1
        ---------------------------------------------------------------------------------------------------------------------------
        Tennessee                  3       7,361,440    3.53           8.11       111         1.37         73.9         63.1
        ---------------------------------------------------------------------------------------------------------------------------
        New Jersey                 4       6,375,390    3.06          7.987       109         1.73         61.9         52.8
        ---------------------------------------------------------------------------------------------------------------------------
        Kansas                     3       5,679,433    2.72          7.251       104         1.63         65.3         46.6
        ---------------------------------------------------------------------------------------------------------------------------
        Kentucky                   3       5,320,321    2.55          6.401        96         1.69         75.8         64.7
        ---------------------------------------------------------------------------------------------------------------------------
        Oklahoma                   2       5,119,815    2.45           8.38       118         1.31         74.2           67
        ---------------------------------------------------------------------------------------------------------------------------
        Georgia                    2       4,690,005    2.25          8.458       106         1.31         67.1           59
        ---------------------------------------------------------------------------------------------------------------------------
        Missouri                   2       4,446,299    2.13           5.99        97         1.45         71.7         57.6
        ---------------------------------------------------------------------------------------------------------------------------
        Maryland                   2       4,381,048     2.1          8.165       113         1.32         73.8         64.9
        ---------------------------------------------------------------------------------------------------------------------------
        Connecticut                3       4,140,837    1.99          8.055       106         1.27         71.3         62.3
        ---------------------------------------------------------------------------------------------------------------------------
        Colorado                   3       3,955,608     1.9           6.87       102         1.59         61.9         52.5
        ---------------------------------------------------------------------------------------------------------------------------
        Minnesota                  2       3,728,076    1.79          7.029       117         1.47         74.7         64.7
        ---------------------------------------------------------------------------------------------------------------------------
        Nebraska                   2       3,691,012    1.77          7.611       110         1.29         76.3         66.8
        ---------------------------------------------------------------------------------------------------------------------------
        New Hampshire              1       2,748,964    1.32            6.9        95         1.37         70.5         49.8
        ---------------------------------------------------------------------------------------------------------------------------
        Indiana                    1       2,693,465    1.29           8.25        99         1.39         58.2         49.3
        ---------------------------------------------------------------------------------------------------------------------------
        Oregon                     1       2,363,205    1.13           9.37       116         1.35         67.5           58
        ---------------------------------------------------------------------------------------------------------------------------
        Michigan                   2       1,809,133    0.87          7.492       107          1.6           71         58.7
        ---------------------------------------------------------------------------------------------------------------------------
        Iowa                       1       1,696,427    0.81           7.05        95         1.25         74.6         61.8
        ---------------------------------------------------------------------------------------------------------------------------
        Alabama                    1       1,649,708    0.79           6.73        97         1.49         71.7         58.8
        ---------------------------------------------------------------------------------------------------------------------------
        Utah                       1       1,599,613    0.77           8.51       113         1.25         66.7         60.6
        ---------------------------------------------------------------------------------------------------------------------------
        Illinois                   1       1,498,456    0.72           8.13       119         1.25         78.9         65.4
        ---------------------------------------------------------------------------------------------------------------------------
        Idaho                      1       1,231,066    0.59           7.15        95         1.34         71.4         63.8
        ---------------------------------------------------------------------------------------------------------------------------
        Nevada                     1       1,104,627    0.53           7.16        96         1.41           71         63.5
        ---------------------------------------------------------------------------------------------------------------------------
        District of Columbia       1       1,092,352    0.52           7.36        95         1.78         72.8         60.8
        ---------------------------------------------------------------------------------------------------------------------------
        Delaware                   1       1,046,186     0.5           8.43       118         1.25         76.1         63.7
        ---------------------------------------------------------------------------------------------------------------------------
        Total:                   109     208,589,310     100          7.756       108         1.43         68.6         57.4
        ---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

4. Property Types
        ---------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                        Percent by    Weighted  Average                   Weighted     Weighted
                                Number of  Aggregate    Aggregate     Average  Remaining       Weighted   Average      Average
                                Mortgage    Current      Current      Mortgage  Term to        Average    Current      Balloon
        Property Types            Loans     Balance     Balance (%)   Rate(%)  Maturity (mos)   DSCR       LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        Multifamily                45     87,683,090      42.04        7.689     109            1.39       72.4            62
        ---------------------------------------------------------------------------------------------------------------------------
        Retail                     22     43,165,528      20.69        7.646     107            1.39       69.1          57.6
        ---------------------------------------------------------------------------------------------------------------------------
        Office                     16     29,233,398      14.01        8.023     109             1.4       66.8          58.3
        ---------------------------------------------------------------------------------------------------------------------------
        Hospitality                 9     20,195,121       9.68        8.941     109             1.53      58.4          48.2
        ---------------------------------------------------------------------------------------------------------------------------
        Industrial                 11     16,266,717       7.8         7.199     113             1.38      68.4            49
        ---------------------------------------------------------------------------------------------------------------------------
        Other                       2      4,446,815       2.13        7.393     107             1.45      58.8          44.6
        ---------------------------------------------------------------------------------------------------------------------------
        Self Storage                2      4,275,221       2.05        6.517      96             2.27      52.3            37
        ---------------------------------------------------------------------------------------------------------------------------
        Manufactured Housing        2      3,323,419       1.59         6.18      96             1.82      74.8          65.4
        ---------------------------------------------------------------------------------------------------------------------------
        Total:                    109            100        7.756     108             1.43      68.6          57.4
        ---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
5. Mortgage Rates (%)

        ---------------------------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                                  Percent by    Weighted      Average                      Weighted     Weighted
                           Number of  Aggregate   Aggregate     Average      Remaining        Weighted     Average      Average
                           Mortgage   Current     Current       Mortgage      Term to         Average      Current      Balloon
        Mortgage Rates (%)  Loans     Balance     Balance (%)   Rate(%)      Maturity (mos)    DSCR        LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        5.501 - 6.000          3     6,520,642      3.13         5.971         97               1.52         69.5         55.9
        ---------------------------------------------------------------------------------------------------------------------------
        6.001 - 6.500         17    29,927,364     14.35         6.339        103               1.57           69           53
        ---------------------------------------------------------------------------------------------------------------------------
        6.501 - 7.000         19    35,401,036     16.97         6.751        102               1.57         66.8         51.7
        ---------------------------------------------------------------------------------------------------------------------------
        7.001 - 7.500          9    13,617,608      6.53         7.129         96               1.47         67.5         56.2
        ---------------------------------------------------------------------------------------------------------------------------
        7.501 - 8.000          3     6,590,250      3.16         7.858         94               1.45         70.8         63.6
        ---------------------------------------------------------------------------------------------------------------------------
        8.001 - 8.500         27    53,368,111     25.59         8.283        113               1.33         68.9         59.5
        ---------------------------------------------------------------------------------------------------------------------------
        8.501 - 9.000         23    46,287,554     22.19         8.664        116                1.3           71         62.9
        ---------------------------------------------------------------------------------------------------------------------------
        9.001 - 9.500          5    11,309,019      5.42          9.25        117               1.37           68         59.9
        ---------------------------------------------------------------------------------------------------------------------------
        9.501 - 10.000         3     5,567,727      2.67          9.61        113               1.67         54.4         42.9
        ---------------------------------------------------------------------------------------------------------------------------
        Total:               109   208,589,310       100         7.756        108               1.43         68.6         57.4
        ---------------------------------------------------------------------------------------------------------------------------

Min: 5.930
Max: 9.660
Weighted Average Coupon: 7.756


-----------------------------------------------------------------------------------------------------------------------------------
6. Seasoning (mos)

        ---------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                  Percent by   Weighted        Average                     Weighted    Weighted
                         Number of  Aggregate     Aggregate    Average        Remaining       Weighted     Average     Average
                         Mortgage    Current       Current     Mortgage        Term to        Average      Current     Balloon
        Seasoning (mos)    Loans     Balance      Balance (%)   Rate(%)      Maturity (mos)    DSCR        LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
                             2      4,372,000        2.1        8.765          120              1.3         70.9         55.7
        ---------------------------------------------------------------------------------------------------------------------------
        12-Jan              53    104,513,119       50.1        8.602          116             1.34         70.1         61.7
        ---------------------------------------------------------------------------------------------------------------------------
        13 - 24             41     75,863,865      36.37        6.698          102             1.55           66         51.6
        ---------------------------------------------------------------------------------------------------------------------------
        25 - 36             12     21,587,576      10.35        7.116           92             1.49         70.1         58.3
        ---------------------------------------------------------------------------------------------------------------------------
        37 - 48              1      2,252,749       1.08         8.27           82             1.21         66.3         49.8
        ---------------------------------------------------------------------------------------------------------------------------
        Total:             109    208,589,310        100        7.756          108             1.43         68.6         57.4
        --------------------------------------------------------------------------------------------------------------------------

Min: 0
Max: 38
Weighted Average: 14

-----------------------------------------------------------------------------------------------------------------------------------
7. Original Terms to Stated Maturity (mos)

        ---------------------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                        Percent by     Weighted   Average                     Weighted     Weighted
                                 Number of   Aggregate  Aggregate      Average    Remaining      Weighted     Average      Average
        Original Terms           Mortgage    Current      Current       Mortgage    Term to      Average      Current      Balloon
        to Stated Maturity (mos)   Loans     Balance    Balance (%)     Rate(%)   Maturity (mos)  DSCR        LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        61 - 120                   102     195,456,598     93.7        7.774         106           1.44         68.6         58.7
        ---------------------------------------------------------------------------------------------------------------------------
        121 - 180                    6      12,204,407     5.85         7.53         136           1.33         68.8           41
        ---------------------------------------------------------------------------------------------------------------------------
        181 - 240                    1         928,305     0.45         6.86         216           1.22           64          2.6
        ---------------------------------------------------------------------------------------------------------------------------
        Total:                     109     208,589,310      100        7.756         108           1.43         68.6         57.4
        ---------------------------------------------------------------------------------------------------------------------------

Min: 84
Max: 240
Weighted Average: 122


-----------------------------------------------------------------------------------------------------------------------------------
8. Remaining Terms to Stated Maturities (mos)

        ---------------------------------------------------------------------------------------------------------------------------
                                                                                      Weighted
                                                          Percent by      Weighted     Average                 Weighted    Weighted
                                    Number of  Aggregate   Aggregate      Average     Remaining      Weighted  Average     Average
        Remaining Terms             Mortgage    Current     Current       Mortgage     Term to       Average   Current     Balloon
        to Stated Maturities (mos)    Loans     Balance    Balance (%)     Rate(%)    Maturity (mos)  DSCR     LTV (%)      LTV (%)
        ---------------------------------------------------------------------------------------------------------------------------
        Jan-60                          1      1,178,311       0.56         7.99          52          1.43       40.6         35.4
        ----------------------------------------------------------------------------------------------------------------------------
        61 - 120                      102    195,885,409      93.91         7.75         106          1.43       68.9           59
        ----------------------------------------------------------------------------------------------------------------------------
        121 - 180                       5     10,597,285       5.08        7.921         141          1.34         66         35.1
        ----------------------------------------------------------------------------------------------------------------------------
        181 - 240                       1        928,305       0.45         6.86         216          1.22         64          2.6
        ----------------------------------------------------------------------------------------------------------------------------
        Total:                        109    208,589,310        100        7.756         108          1.43       68.6         57.4
        ----------------------------------------------------------------------------------------------------------------------------

Min: 52
Max: 216
Non-Zero Weighted Average: 108


-----------------------------------------------------------------------------------------------------------------------------------
9. Original Amortization Terms (mos)

        ---------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                Percent by     Weighted       Average                      Weighted     Weighted
         Original       Number of  Aggregate    Aggregate      Average        Remaining        Weighted     Average      Average
         Amortization   Mortgage    Current      Current       Mortgage        Term to         Average      Current      Balloon
         Terms (mos)      Loans     Balance     Balance (%)     Rate(%)      Maturity (mos)       DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         121 - 180          2      4,465,492      2.14          6.401          157              1.37         59.5          1.5
         --------------------------------------------------------------------------------------------------------------------------
         181 - 240         11     20,398,224      9.78          7.852          104              1.66         58.4         40.7
         --------------------------------------------------------------------------------------------------------------------------
         241 - 360         96    183,725,595     88.08          7.778          107               1.4         69.9         60.6
         --------------------------------------------------------------------------------------------------------------------------
         Total:           109    208,589,310       100          7.756          108              1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------

Min: 180
Max: 360
Weighted Average: 318



-----------------------------------------------------------------------------------------------------------------------------------
10. Original Amortization Terms -Balloon Loans (mos)


         --------------------------------------------------------------------------------------------------------------------------
                                                                                    Weighted
                                                            Percent by   Weighted    Average                Weighted     Weighted
         Original                    Number of  Aggregate   Aggregate     Average   Remaining     Weighted  Average      Average
         Amortization                Mortgage    Current    Current      Mortgage    Term to      Average   Current      Balloon
         Terms -Balloon Loans (mos)    Loans     Balance    Balance (%)   Rate(%)   Maturity (mos)  DSCR     LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         240                            10     19,469,919     9.33         7.899       99          1.68      58.2         42.6
         --------------------------------------------------------------------------------------------------------------------------
         300                            49     90,628,102     43.45        7.591      105          1.47      67.4           56
         --------------------------------------------------------------------------------------------------------------------------
         360                            47     93,097,493     44.63         7.96      110          1.35      72.4         65.1
         --------------------------------------------------------------------------------------------------------------------------
         Total:                        106    203,195,513     97.41        7.789      107          1.43      68.8         58.9
         --------------------------------------------------------------------------------------------------------------------------

Min: 240
Max: 360
Weighted Average: 322

-----------------------------------------------------------------------------------------------------------------------------------
11. Original Amortization Terms - Fully-Amortizing Loans (mos)

         --------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
         Original                                         Percent by   Weighted  Average                     Weighted     Weighted
         Amortization             Number of   Aggregate   Aggregate    Average   Remaining      Weighted     Average      Average
         Terms - Fully-Amortizing  Mortgage    Current     Current     Mortgage  Term to         Average     Current      Balloon
         Loans (mos)                Loans      Balance    Balance (%)   Rate(%)  Maturity (mos)   DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         180                         2       4,465,492        2.14       6.401     157            1.37         59.5          1.5
         --------------------------------------------------------------------------------------------------------------------------
         240                         1         928,305        0.45        6.86     216            1.22           64          2.6
         --------------------------------------------------------------------------------------------------------------------------
         Total:                      3       5,393,797        2.59        6.48     167            1.35         60.3          1.7
         --------------------------------------------------------------------------------------------------------------------------

Min: 180
Max: 240
Weighted Average: 190


-----------------------------------------------------------------------------------------------------------------------------------
12. Remaining Amortization Terms (mos)

         --------------------------------------------------------------------------------------------------------------------------
                                                                             Weighted
                                               Percent by     Weighted       Average                      Weighted     Weighted
         Remaining      Number of  Aggregate    Aggregate     Average        Remaining        Weighted     Average      Average
         Amortization   Mortgage    Current      Current      Mortgage        Term to         Average      Current      Balloon
         Terms (mos)      Loans     Balance    Balance (%)    Rate(%)       Maturity (mos)       DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         121 - 180          2      4,465,492      2.14         6.401           157              1.37         59.5          1.5
         --------------------------------------------------------------------------------------------------------------------------
         181 - 240         11     20,398,224      9.78         7.852           104              1.66         58.4         40.7
         --------------------------------------------------------------------------------------------------------------------------
         241 - 300         48     88,228,102      42.3         7.547           104              1.47         67.4         55.9
         --------------------------------------------------------------------------------------------------------------------------
         301 - 360         48     95,497,493     45.78         7.992           111              1.35         72.3         64.9
         --------------------------------------------------------------------------------------------------------------------------
         Total:           109    208,589,310       100         7.756           108              1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------

Min: 157
Max: 359
Weighted Average: 305


-----------------------------------------------------------------------------------------------------------------------------------
13. Debt Service Coverage Ratios (x)

         --------------------------------------------------------------------------------------------------------------------------
                                                                                Weighted
                                                      Percent by   Weighted     Average                    Weighted     Weighted
                              Number of   Aggregate   Aggregate     Average     Remaining     Weighted     Average      Average
         Debt Service         Mortgage    Current     Current      Mortgage     Term to       Average      Current      Balloon
         Coverage Ratios (x)    Loans     Balance     Balance (%)    Rate(%)    Maturity (mos)  DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         1.16 - 1.25             27      51,258,892     24.57        8.357        118           1.23         72.8         60.4
         --------------------------------------------------------------------------------------------------------------------------
         1.26 - 1.35             23      48,215,309     23.11        8.202        113            1.3           71         61.8
         --------------------------------------------------------------------------------------------------------------------------
         1.36 - 1.50             27      51,085,718     24.49        7.298        100           1.41           67           56
         --------------------------------------------------------------------------------------------------------------------------
         1.51 - 1.75             22      40,481,532     19.41        7.273        103           1.62         66.7           55
         --------------------------------------------------------------------------------------------------------------------------
         1.76 - 2.00              7      12,024,448      5.76        7.196        101           1.85         60.5         48.4
         --------------------------------------------------------------------------------------------------------------------------
         2.01 >=                  3       5,523,411      2.65         7.26        101           2.26         54.4         41.6
         --------------------------------------------------------------------------------------------------------------------------
         Total:                 109     208,589,310       100        7.756        108           1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------

Min: 1.16
Max: 2.68
Non-Zero Weighted Average: 1.43


-----------------------------------------------------------------------------------------------------------------------------------
14. Current Loan-to-Value Ratios (%)

         --------------------------------------------------------------------------------------------------------------------------
                                                                                 Weighted
                                                   Percent by      Weighted      Average                      Weighted     Weighted
         Current          Number of   Aggregate     Aggregate      Average       Remaining        Weighted     Average      Average
         Loan-to-Value    Mortgage     Current       Current       Mortgage       Term to         Average      Current      Balloon
         Ratios (%)         Loans      Balance      Balance (%)     Rate(%)      Maturity (mos)   DSCR         LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         30.1 - 40.0          1      1,899,896          0.91          6.5            96            2.68         39.6           28
         --------------------------------------------------------------------------------------------------------------------------
         40.1 - 50.0          6      9,834,245          4.71        7.613           107            1.72         46.2         31.4
         --------------------------------------------------------------------------------------------------------------------------
         50.1 - 60.0          9     20,485,722          9.82        8.159           105            1.46         57.4         47.1
         --------------------------------------------------------------------------------------------------------------------------
         60.1 - 70.0         32     62,682,411         30.05          7.8           113            1.43         66.2           53
         --------------------------------------------------------------------------------------------------------------------------
         70.1 - 80.0         61    113,687,036          54.5        7.692           106            1.38         74.3         64.4
         --------------------------------------------------------------------------------------------------------------------------
         Total:             109    208,589,310           100        7.756           108            1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------

Min: 39.6
Max: 79.8
Non-Zero Weighted Average: 68.6



-----------------------------------------------------------------------------------------------------------------------------------
15. Balloon Loan-to-Value Ratios (%)

         --------------------------------------------------------------------------------------------------------------------------
                                                                                     Weighted
                                                          Percent by     Weighted    Average                  Weighted     Weighted
                                 Number of  Aggregate     Aggregate      Average     Remaining     Weighted   Average      Average
         Balloon Loan-to-Value   Mortgage    Current       Current       Mortgage    Term to       Average    Current      Balloon
         Ratios (%)                Loans    Balance       Balance (%)     Rate(%)    Maturity (mos) DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         0.1 - 10.0                  3      5,393,797         2.59         6.48         167         1.35         60.3          1.7
         --------------------------------------------------------------------------------------------------------------------------
         20.1 - 30.0                 1      1,899,896         0.91          6.5          96         2.68         39.6           28
         --------------------------------------------------------------------------------------------------------------------------
         30.1 - 40.0                 6     10,077,271         4.83        7.822          98         1.75         47.9         37.4
         --------------------------------------------------------------------------------------------------------------------------
         40.1 - 50.0                10     22,404,426        10.74        7.726          98         1.47         60.4         47.6
         --------------------------------------------------------------------------------------------------------------------------
         50.1 - 60.0                35     64,416,908        30.88        7.614         108         1.47         67.2         56.1
         --------------------------------------------------------------------------------------------------------------------------
         60.1 - 70.0                49     93,574,913        44.86        7.888         108         1.36         73.6           65
         --------------------------------------------------------------------------------------------------------------------------
         70.1 - 80.0                 5     10,822,099         5.19        8.307         115         1.23           79         71.4
         --------------------------------------------------------------------------------------------------------------------------
         Total:                    109    208,589,310          100        7.756         108         1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------


Min: 1.3
Max: 72.7
Weighted Average: 57.4


-----------------------------------------------------------------------------------------------------------------------------------
16. Balloon Loan

         --------------------------------------------------------------------------------------------------------------------------
                                                                            Weighted
                                                 Percent by    Weighted      Average                     Weighted     Weighted
                        Number of  Aggregate     Aggregate     Average      Remaining        Weighted    Average      Average
                        Mortgage    Current       Current      Mortgage      Term to         Average     Current      Balloon
         Balloon Loan     Loans     Balance      Balance (%)     Rate(%)    Maturity (mos)    DSCR        LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         Yes              106    203,195,513       97.41         7.789         107            1.43         68.8         58.9
         --------------------------------------------------------------------------------------------------------------------------
         No                 3      5,393,797        2.59          6.48         167            1.35         60.3          1.7
         --------------------------------------------------------------------------------------------------------------------------
         Total:           109    208,589,310         100         7.756         108            1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
17. Hyper Amort
         --------------------------------------------------------------------------------------------------------------------------
                                                                           Weighted
                                                 Percent by    Weighted     Average                      Weighted     Weighted
                        Number of   Aggregate    Aggregate     Average     Remaining        Weighted     Average      Average
                        Mortgage    Current       Current      Mortgage     Term to         Average      Current      Balloon
         Hyper Amort      Loans     Balance      Balance (%)    Rate(%)    Maturity (mos)    DSCR        LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         No               101    192,945,591       92.5          7.815        109            1.43         68.3         57.1
         --------------------------------------------------------------------------------------------------------------------------
         Yes                8     15,643,719        7.5          7.018        100            1.45         72.5         61.2
         --------------------------------------------------------------------------------------------------------------------------
         Total:           109    208,589,310        100          7.756        108            1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
18. Ownership Type

         --------------------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                      Percent by    Weighted    Average                    Weighted     Weighted
                              Number of  Aggregate    Aggregate     Average    Remaining      Weighted     Average      Average
                              Mortgage   Current      Current       Mortgage     Term to      Average      Current      Balloon
         Ownership Type         Loans    Balance      Balance (%)    Rate(%)   Maturity (mos)   DSCR       LTV (%)      LTV (%)
         --------------------------------------------------------------------------------------------------------------------------
         Fee and Leasehold        1      2,363,205      1.13          9.37        116           1.35         67.5           58
         --------------------------------------------------------------------------------------------------------------------------
         Fee Simple             105    198,656,310     95.24         7.748        108           1.43         68.7         57.6
         --------------------------------------------------------------------------------------------------------------------------
         Leasehold                3      7,569,795      3.63         7.453        104            1.4         65.6         51.4
         --------------------------------------------------------------------------------------------------------------------------
         Total:                 109    208,589,310       100         7.756        108           1.43         68.6         57.4
         --------------------------------------------------------------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc. and CIBC World Markets Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY